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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-13203 and 333-61705 of Unify Corporation on Form S-8 of our report dated May 18, 1999, appearing in this Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 1999.


DELOITTE & TOUCHE LLP

San Jose, California
July 16, 1999